Exhibit 10.61
AMENDMENT
TO PARENT GUARANTY AND INDEMNITY
THIS AMENDMENT TO PARENT GUARANTY AND INDEMNITY (this “Amendment”), dated as of February 10, 2022, is entered into by and among MORGAN STANLEY BANK, N.A., a national banking association, as buyer (together with its successors and assigns, “Buyer”), ACRC LENDER MS LLC, a Delaware limited liability company, as seller (“Seller”), and ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation, as guarantor (“Guarantor”).
RECITALS
WHEREAS, Buyer and Seller are parties to that certain Master Repurchase and Securities Contract Agreement, dated as of January 16, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Repurchase Agreement”);
WHEREAS, Guarantor provided that certain Parent Guaranty and Indemnity, dated as of January 16, 2020 (the “Original Guaranty”) for the benefit of the Buyer; and
WHEREAS, Seller and Guarantor have requested certain amendments and modifications be made to the Original Guaranty, and Buyer has agreed to amend the Original Guaranty as more specifically set forth herein (the Original Guaranty, as amended pursuant to this Amendment and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”).
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    Amendments to Original Guaranty. The Original Guaranty is hereby amended by deleting Section 9(a)(ii) and Section 9(a)(iii) entirely and replacing them with the following:
“(ii)     Guarantor (and its consolidated Subsidiaries) shall have a ratio of Indebtedness to Tangible Net Worth not more than 4.50 to 1.00;
(iii)     [RESERVED];”
2.    Representations and Warranties. Seller hereby represents and warrants to Buyer as follows:
(a)    No Margin Deficit, Event of Default, Default or, to Seller or Guarantor’s knowledge, Material Adverse Effect has occurred and is continuing as of the date hereof, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller or Guarantor of this Amendment.
(b)    All representations and warranties contained in the Original Guaranty are true, correct, complete and accurate in all respects as of the date hereof (except (i) such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer, and (ii) the representations and warranties regarding Seller or Guarantor’s financial statements shall be deemed to refer to the most recent financial statements furnished to Administrative Agent).
(c)    No amendments have been made to the organizational documents of Seller or Guarantor since January 16, 2020.
(d)    Seller and Guarantor have the authority to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.

3.    Effectiveness. The effectiveness of this Amendment is subject to receipt by Buyer, of the following:
(a)    Amendment. This Amendment, duly executed and delivered by Seller, Guarantor and Buyer.
(b)    Fees. Payment by Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby.
(c)    Responsible Officer Certificate. A signed Officer’s Certificate of Seller certifying: (i) that no amendments have been made to the organizational documents of Seller and Guarantor since January 16, 2020, unless otherwise stated therein; and (ii) the authority of Seller and Guarantor to execute and deliver this Amendment and the other Transaction Documents to be executed and delivered in connection with this Amendment.
(d)    Good Standing. Certificates of existence and good standing for the Seller and Guarantor.
(e)    Legal Opinions. Opinions of outside counsel to Seller reasonably acceptable to Buyer as to such matters as Buyer may reasonably request.
4.    Continuing Effect. As amended by this Amendment, all terms, covenants and provisions of the Guaranty and the other Transaction Documents are ratified and confirmed and shall remain in full force and effect. As amended by this Amendment, all terms, covenants and provisions of the Guaranty are ratified and confirmed and shall remain in full force and effect. This Amendment shall be deemed a “Transaction Document” for all purposes under the Repurchase Agreement.
5.    Binding Effect; No Partnership; Counterparts. The provisions of the Guaranty, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. This Amendment and any other Transaction Document may be delivered by facsimile transmission, by electronic mail, or by other electronic transmission, in portable document format (.pdf) or otherwise, and each such executed facsimile, .pdf, or other electronic record shall be considered an original executed counterpart for purposes of this Amendment. Each party to this Amendment (a) agrees that it will be bound by its own Electronic Signature, (b) accepts the Electronic Signature of each other party to this Amendment, and (c) agrees that such Electronic Signatures shall be the legal equivalent of manual signatures.
6.    Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer, and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
7.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
8.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings set forth in the Guaranty.
9.    Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.    References to Transaction Documents. All references to the Guaranty in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guaranty, as amended hereby, unless the context expressly requires otherwise.
11.    No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Buyer, under the Guaranty or any other Transaction Document, nor constitute a waiver of any provision of the Guaranty or any other Transaction Document by any of the parties hereto.

[signature pages follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

ACRC Lender MS LLC, a Delaware limited liability company, as Seller

By:	/s/ Elaine McKay
Name:	Elaine McKay
Title:	Vice President
[SIGNATURE PAGE TO AMENDMENT]

ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation, as Guarantor

By:	/s/ Elaine McKay
Name:	Elaine McKay
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT]

MORGAN STANLEY BANK, N.A., a national banking association, as Buyer

By:	/s/ Anthony Preisano
Name:	Anthony Preisano
Title:	Executive Director
[SIGNATURE PAGE TO AMENDMENT]